SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported)   April 5, 2001
                                                        -----------------

                             1st SOURCE CORPORATION
                             ----------------------
             (Exact name of  registrant as specified in its charter)

          Indiana                    0-6233                 35-1068133
          -------                    ------                 ----------
(State or other jurisdiction       (Commission           (I.R.S. Employer
       of incorporation)           File Number)          Identification No.)

                           100 North Michigan Street
                           South Bend, Indiana 46601
                           -------------------------
              (Address of principal executive offices) (Zip Code)

                                (219) 235-2702
                                --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address if changed since last report.)

ITEM 5.      Other Events

     On April 5, 2001, 1st Source Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.      Financial Statements, Pro Forma Financial Information and Exhibits

        (c)     Exhibits

                Exhibit 99.1    Press release dated April 5, 2001


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    1st Source Corporation
                                                    ----------------------

DATE    04/16/01                       /s/ Christopher J. Murphy III
       ----------                     ----------------------------------------
                                          (Signature)
                                       Christopher J. Murphy III
                                       Chairman of the Board, President and CEO


DATE    04/16/01                       /s/ Larry E. Lentych
       ----------                     ----------------------------------------
                                          (Signature)
                                       Larry E. Lentych
                                       Treasurer and Chief Financial Officer



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

                                 EXHIBIT INDEX

Exhibit No.     Exhibit Name
-----------     ------------
   99.1         Press release dated April 5, 2001



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